SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2018 (September 17, 2018)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 17, 2018, the Board of Directors (the “Board”) of the Company amended and restated the Company’s bylaws (the “Original Bylaws”) by adopting a new set of Amended And Restated Bylaws (the “Amended Bylaws).

I.	The following provisions were included in the Original Bylaws and changed in the Amended Bylaws:

The Amended Bylaws specifically provide that the designation of the date of the Annual Meeting shall be at the discretion of the Board rather than on a date referenced in the bylaws.

The provisions in Article I, Section 4 of the Original Bylaws for adjournment of the Annual Meeting when a quorum is not initially present at the Annual Meeting have been amended in the Amended Bylaws to reflect changes in the logistics and procedures for notice and other requirements for adjournment.

The provision in Article I, Section 5 of the Original Bylaws that enables 100% of stockholders present at a Special Meeting of stockholders to add a new item of business to the Agenda has been eliminated because it conflicts with the provisions of the Nevada Revised Statutes.

The provision in the Original Bylaws in Article I, Section 9 that sets forth the specified order of business for meetings of stockholders has been eliminated. The Board can now decide the order of business for each stockholder meeting.

The Amended Bylaws eliminate the provision from the Original Bylaws in Article III, Section 5 that a majority of the Board can sign and thereby effect a resolution without a meeting.  The provision in the Original Bylaws conflicted with the Nevada Revised Statutes.  The Amended Bylaws allow the entire Board to sign and thereby effect a resolution without a meeting, but that cannot be done by less than the entire Board.

The Nevada Revised Statutes require that the officers of the Company consist of “a president, a secretary and a treasurer or the equivalent thereof”. Article IV, Section 1 of the Original Bylaws required the Company to have a President, Secretary and Treasurer, as well as certain other officers, and did not provide “for the equivalent thereof”.  The Amended Bylaws provide only for a President, a Secretary and a Treasurer, with the specification that the CEO and the CFO, if either of them exists, will be the equivalent of the president and the treasurer, respectively.  The Amended Bylaws do not require any other officers, but the Board is permitted to designate other officers in its discretion.  Among other things, this means that the requirements in the Original Bylaws for one or more Vice Presidents and a Resident Agent as officers have been eliminated.   A Registered Agent in Nevada is still required, but under the Amended Bylaws, the Registered Agent is not considered an officer of the Company.

The provisions in Article IV, Sections 2, 3, 4, 5, and 6 of the Original Bylaws specified duties for specific officers.  In the Amended Bylaws, the descriptions of specific duties for each officer have been eliminated and replaced with a provision that states that the duties of each officer will be as determined and designated by the Board.

The provision in Article IV, Section 7 of the Original Bylaws that each officer will serve for a term of one year has been eliminated so that the Board (or Compensation Committee) can decide the term of each officer in each specific case.

The Indemnification provisions in the Amended Bylaws expand what was set forth in Article V, Section 1 of the Original Bylaws so that the new indemnification provision specifies, among other things, (i) that indemnification will be provided to officers and directors to the maximum extent provided by Nevada law, (ii) to include advancement of expenses, and (iii) to provide explicitly that the Corporation may determine, in its discretion, to provide insurance not only to directors and officers, but also to any other person (i.e. agents) for whom the Board, in its discretion, determines to provide such insurance.

The Amended Bylaws provide that the Board has the exclusive right to amend the Bylaws, thereby eliminating the provision of the Original Bylaws in Article VI, Section 1 stating that the stockholders may amend the Bylaws.

II.	The following provisions were in the Amended Bylaws concerning matters that were not covered by the Original Bylaws:

Article I, Section 4 provides for maintenance of the Company’s books and records.

Article II, Section 4 includes the procedures for setting a record date for a stockholders meeting.

Article II, Section 8 includes a provision that tracks the Nevada Revised Statutes requiring the Company to prepare a list of stockholders entitled to vote on a matter ten days before a stockholder meeting and that such list is subject to review by stockholders at the Company’s offices.

Article II, Section 11 was included to track the Nevada Revised Statutes provisions that allow for stockholders to act by written consent of the stockholders without a stockholder meeting.

Article III includes certain new provisions to clarify certain Board procedures and compensation of directors.

Sections regarding the removal and resignation of officers and the voting of securities owned by the Company were added to Article IV.

Article VI, Section 2 was included in the Amended Bylaws to clarify how the capital stock of the Company may be transferred.

Article VI, Section 4 was included in the Amended Bylaws to clarify procedures related to lost, stolen or damaged stock certificates of the Company.

Article VII was included in the Amended Bylaws to clarify that the Board may authorize distributions to stockholders and the record date procedures for a distribution to stockholders.

The Amended Bylaws also include certain technical, conforming and clarifying changes.

The foregoing description is qualified in its entirety by the Amended Bylaws which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.
3.2	Amended and Restated Bylaws of Chembio Diagnostics, Inc., effective September 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 17, 2018	Chembio Diagnostics, Inc.

	By:	/s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
3.2	Amended and Restated Bylaws of Chembio Diagnostics, Inc., effective September 17, 2018.